UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2006

The Tube Media Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

005-79752	84-1557072
(Commission File Number)	(IRS Employer Identification No.)

1451 West Cypress Creek Road, Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

(954) 714-8100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management’s intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2006, The Tube Media Corp. (the “Company”) completed a private placement (the “Private Placement”) of $2.45 million of securities to accredited investors (the “Investors”). In connection with the Private Placement, the Company and the Investors entered into a purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”), each of which is dated as of April 21, 2006. Pursuant to the terms of the Purchase Agreement, the Company sold 7% secured convertible notes in the aggregate principal amount of $2.45 million (the “Notes”) and issued common stock purchase warrants to purchase an aggregate of 1,088,889 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $2.25 per share (the “Warrants”) to the Investors.

Pursuant to the terms of the Notes, the Company is required to make equal monthly payments of principal commencing on November 21, 2006 and continuing, on the first business day of each month, until the aggregate principal amount has been paid in full. Interest on the Notes accrues quarterly and is payable on the last day of March, June, September and December of each year, commencing on September 30, 2006. At the option of the Company and subject to certain conditions, principal and interest payments due under the Notes may be paid in cash or shares of Common Stock.

The Notes are convertible in shares of Common Stock at a conversion price of $2.25 per share, subject to adjustments for stock splits, stock dividends, mergers and reorganizations. In addition, if the Company issues or sells any shares of Common Stock for a price per share that is less than the applicable conversion price of the Notes, the conversion price of the Notes will be reduced. The conversion price of the Notes will also be adjusted if the Company issues, sells or grants any stock or other securities convertible into or exchangeable for Common Stock in an issuance that is not specifically exempt by the terms of the Notes. The number of shares that may be acquired by any holder of the Notes upon any conversion of the Notes or issuance of shares of Common Stock as principal or interest payments shall be limited to the extent to insure that the total number of shares of Common Stock beneficially owned by any holder does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock.

Upon the occurrence of an event of default, the Notes will bear interest at the rate of 12% per annum and all unpaid principal and interest accrued under the Notes shall become (1) immediately due and payable upon the election of the holder, with respect to the events in (i) through (iv) and (vi) through (vii) below; and (2) automatically due and payable, with respect to the event in (v) below. An event of default under the Notes occurs upon (i) the Company’s failure to timely pay principal due under the Notes; (ii) the Company’s failure to timely pay interest due under the Notes and such failure continues for more than five days; (iii) the Company and its subsidiaries failure to make a required payment or payments of indebtedness of $500,000 or more in aggregate principal amount and such failure continues for more than 20 days; (iv) an acceleration of the stated maturity date of any indebtedness of the Company or its subsidiaries of $500,000 or more in aggregate principal amount, which acceleration in not rescinded within 20 days; (v) the Company’s assignment for the benefit of creditors or admission in writing of its inability to pay its debts generally as they become due, or the voluntary or involuntary bankruptcy of the Company; (vi) the rendering of a final judgment that exceeds $500,000 in the aggregate against the Company or its subsidiaries, which is not discharged within 60 days; (vii) proof that any representation of material fact made in any of the transaction documents or furnished to the holder by the Company was false in any material respect; and (viii) the Company’s failure to observe or perform in any material respect certain covenants in the transaction documents.

The Notes are secured by shares of Common Stock pledged by David Levy, President of the Company, pursuant to the terms of a pledge and security agreement.

The Warrants may be exercised for Common Stock on or before April 21, 2011. The Warrants are exercisable for shares of Common Stock at an exercise price of $2.25 per share, subject to adjustments for stock splits, stock dividends, mergers and reorganizations, or through a “cashless exercise” provision contained in the Warrants. In addition, if the Company issues or sells any shares of Common Stock for a price per share that is less than the applicable exercise price of the Warrants, the exercise price of the Warrants will be reduced. The exercise price of the Warrants will also be adjusted if the Company issues, sells or grants any stock or other securities convertible into or exchangeable for Common Stock in an issuance that is not specifically exempt by the terms of the Warrants.

Under the Registration Rights Agreement, on or prior to the 60th calendar day after the closing of the Private Placement, the Company is obligated to file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of the registrable securities, which includes (i) 150% of the shares of Common Stock issuable upon the conversion of the Notes; (ii) 150% of the shares of Common Stock issuable as payment of interest on the Notes; (iii) 150% of the shares of Common Stock issuable upon the exercise of the Warrants. The Company will use reasonable efforts to cause the registration statement to be declared effective by the SEC the earlier of (i) the 120th day following the closing of the Private Placement and (ii) the fifth trading day following the date on which the Company is notified by the SEC that the registration statement will not be reviewed or is no longer subject to further review. The Company is also obligated to use commercially reasonable efforts to keep such registration statement continuously effective until all registrable securities covered by such registration statement have been sold or may be sold pursuant to Rule 144(k) under the Securities Act of 1933, as amended. If (i) the registration statement is not filed by the required filing date; (ii) the registration statement is not declared effective by the SEC by the required effectiveness date; or (iii) after its effective date, the registration statement ceases for any reason to be effective or available to holders of all registrable securities for more than 20 consecutive trading days or an aggregate of 50 trading days (each, an “Event”), then (i) on the date of such Event, the Company shall pay each holder an amount in cash equal to 1.0% of the aggregate subscription amount paid by such holder in the Private Placement; and (ii) on each monthly anniversary of such an Event, until the Event is cured, the Company shall pay each holder an amount in cash equal to 1.0% of the aggregate subscription amount paid by such holder in the Private Placement. If the Company fails to pay any damages pursuant to an Event in full within ten days after its due date, the Company will pay interest thereon equal to 10% per annum. The maximum amount payable to any holder shall not exceed 12% of the aggregate subscription amount paid by such holder in the Private Placement.

The foregoing brief summary of the Purchase Agreement, Registration Rights Agreement, Notes and Warrants is not intended to be complete and is qualified in its entirety by reference to the forms of the agreements and documents, which are attached hereto as Exhibits 4.1, 4.2, 10.1 and 10.2.

The Company intends to use a portion of the proceeds to repay the $800,000 bridge loan obtained by the Company on March 31, 2006. The remainder of the proceeds will be used for working capital and capital expenditures in connection with the national launch of The Tube Music Network, Inc.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure above under Item 1.01.

Item 3.02  Unregistered Sales of Equity Securities.

On April 21, 2006, the Company completed the sale of 7% secured convertible notes in the aggregate principal amount of $2.45 million and issued common stock purchase warrants to purchase 1,088,889 shares of Common Stock. The terms of the Notes and Warrants are described above in Item 1.01. The Company granted registration rights for 150% of the shares of Common Stock issuable upon the conversion of the Notes, 150% of the shares of Common Stock issuable as payment of interest on the Notes, and 150% of the shares of Common Stock issuable upon the exercise of the Warrants. The Company maintains that the issuance of these securities is exempt under the Securities Act of 1933, as amended, in reliance upon Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

4.1	Form of 7% Secured Convertible Notes, dated April 21, 2006, issued by The Tube Media Corp.
4.2	Form of Common Stock Purchase Warrants, dated April 21, 2006, issued by The Tube Media Corp.
10.1	Form of Purchase Agreement, dated as of April 21, 2006, by and between The Tube Media Corp. and the investors listed on the signature pages thereto.
10.2	Form of Registration Rights Agreement, dated as of April 21, 2006, by and between The Tube Media Corp. and the investors listed on the signature pages thereto.
10.3	Form of Pledge and Security Agreement, dated April 21, 2006, made by David Levy in favor of Nite Capital, L.P. and acknowledged by The Tube Media Corp.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TUBE MEDIA CORP.

Dated: April 26, 2006	By:	/s/ John W. Poling
Name: John W. Poling
Title: Chief Financial Officer

Exhibits

4.1	Form of 7% Secured Convertible Notes, dated April 21, 2006, issued by The Tube Media Corp.
4.2	Form of Common Stock Purchase Warrants, dated April 21, 2006, issued by The Tube Media Corp.
10.1	Form of Purchase Agreement, dated as of April 21, 2006, by and between The Tube Media Corp. and the investors listed on the signature pages thereto.
10.2	Form of Registration Rights Agreement, dated as of April 21, 2006, by and between The Tube Media Corp. and the investors listed on the signature pages thereto.
10.3	Form of Pledge and Security Agreement, dated April 21, 2006, made by David Levy in favor of Nite Capital, L.P. and acknowledged by The Tube Media Corp.